Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Mark H. Perry

Interim Senior Vice President and Chief Financial Officer

(510) 420-7400

mhperry@netopia.com

Netopia Reports Second Quarter Results for Fiscal Year 2005

EMERYVILLE, Calif., April 26, 2005 — Netopia, Inc. (NTPA.PK), a market leader in broadband gateways and service delivery software, today announced results for the second quarter of fiscal year 2005. Revenues for the second fiscal quarter ended March 31, 2005 were $25.2 million, a 16% increase from $21.8 million for the same period in the prior fiscal year.

Net loss on a GAAP basis for the second fiscal quarter was ($1.8) million or ($0.07) per share, compared to net loss of ($1.6) million or ($0.07) per share for the same period in the prior fiscal year. As discussed in Netopia’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004, the results for the second fiscal quarter ended March 31, 2004 have been restated from the previously reported results.

“We are pleased to report 16% total revenue growth compared to the same quarter last year,” said Alan Lefkof, Netopia’s president and CEO. “Broadband equipment revenue grew by 24% year-over-year, reflecting DSL momentum in our key carrier accounts. Equipment gross margins improved sequentially resulting from successful new product introductions.”

Note:

Netopia will host a conference call to discuss its results for the second fiscal quarter ended March 31, 2005. The conference call will take place on Tuesday, April 26, 2005 at 5:00 p.m. Eastern time (2:00 p.m. Pacific time). The conference call will be broadcast live on the Internet and can be accessed by visiting Netopia’s web site at www.netopia.com. To join the telephone conference, dial (913) 312-1294 and enter the pass code 5247415.

An archived recording of the conference call will be available on Netopia’s web site for one year, and by telephone from April 26 – May 3, 2005. To listen to the archived recording, dial (719) 457-0820 and enter the pass code 5247415, or go to Netopia’s web site.

About Netopia

Netopia, Inc. is a market leader in broadband products and services that enable service providers to improve their profitability. Its portfolio of wired and wireless gateways, software, and value-added services enhance revenue generation while reducing costs for carriers and broadband service providers. Netopia’s Wi-Fi CERTIFIED™ gateways feature 3-D Reach™ technology for enhanced wireless range, security, and performance. The company has established strategic distribution relationships with leading carriers and broadband service providers including Belgacom, BellSouth, Covad Communications, EarthLink, eircom, Hong Kong Telecom/PCCW, MegaPath Networks, Netifice, SBC Communications, Swisscom, and Verizon. Netopia also offers powerful remote-control software for IT support organizations.

Headquartered in Emeryville, California, Netopia’s common stock trades on the pink sheets under the symbol “NTPA.PK.” Further information about Netopia can be obtained via phone (510) 420-7400, fax (510) 420-7601, or on the Web at www.netopia.com.

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia’s actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia’s continued ability to form key relationships for our broadband products and services; Netopia’s ability to enter into new distribution partnerships; Netopia’s ability to develop new broadband products and services in a timely manner; market acceptance of Netopia’s broadband products and services; Netopia’s ability to list its common stock on the Nasdaq Stock Market; Netopia’s ability to resolve pending private securities litigation, the Securities and Exchange Commission formal order of investigation and other government investigations arising out of the restatement of Netopia’s consolidated financial statements in a timely and economic manner; the pace of development and market acceptance of Netopia’s products and the market for broadband products and services generally; the highly competitive nature of Netopia’s markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband products and services; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, including risk factors relating to Netopia’s existing and potential securities litigation relating to the restatements described in Netopia’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004 and a formal investigation commenced by the Securities and Exchange Commission to determine whether any federal securities laws may have been violated, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at (510) 420-7516 or online at www.sec.gov.

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All company names, brand names and product names are trademarks of their respective holder(s).

Unaudited GAAP Condensed Consolidated Statements of Operations

for the Three and Six Months Ended March 31, 2005 and 2004

	Three Months Ended March 31,		Six months ended March 31,
	2005	2004 (Restated) (a)	2005	2004 (Restated) (a)
	(in thousands; except per share amounts)
REVENUES:
Broadband equipment	$22,247	$17,878	$48,444	$41,535
Broadband software and services	2,976	3,879	6,097	8,531

Total revenues	25,223	21,757	54,541	50,066

COST OF REVENUES:
Broadband equipment	16,307	12,573	36,252	29,023
Broadband software and services	384	231	650	439
Amortization of acquired technology	300	300	600	600

Total cost of revenues	16,991	13,104	37,502	30,062

GROSS PROFIT	8,232	8,653	17,039	20,004

OPERATING EXPENSES:
Research and development	3,403	4,057	6,609	8,008
Selling and marketing	4,582	5,037	9,667	10,063
General and administrative	2,029	1,172	4,224	2,407
Amortization of intangible assets	87	87	173	173
Restructuring costs	98	—	98	—

Total operating expenses	10,199	10,353	20,771	20,651

OPERATING LOSS	(1,967)	(1,700)	(3,732)	(647)

Other income (loss), net	155	77	303	245

Provision for income taxes	20	(11)	44	46

NET LOSS	$(1,832)	$(1,612)	$(3,473)	$(448)

Per share data, net loss:
Basic net loss per share	($0.07)	($0.07)	($0.14)	($0.02)

Diluted net loss per share	($0.07)	($0.07)	($0.14)	($0.02)

Shares used in the basic per share calculation	25,038	23,536	24,892	22,882

Shares used in the diluted per share calculation	25,038	23,536	24,892	22,882

(a)	See Netopia, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2004 for a description of the restatements of financial results for prior periods.

Condensed Consolidated Balance Sheets

	March 31, 2005 (Unaudited)	September 30, 2004 (b)
	(in thousands)
ASSETS
Current assets
Cash and short-term investments	$22,714	$23,973
Trade receivables, net	15,245	17,812
Inventories, net	6,525	6,280
Prepaid expenses and other current assets	769	1,226

Total current assets	45,253	49,291

Furniture, fixtures and equipment, net	2,505	2,694
Intangible assets, net	4,861	5,684
Long-term investments	1,032	1,032
Deposits and other assets	711	886

TOTAL ASSETS	54,362	59,587

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	15,117	18,051
Long-term liabilities	305	406

Total liabilities	15,422	18,457

Stockholders’ equity	38,940	41,130

Total liabilities and stockholders’ equity	$54,362	$59,587

(b)	Derived from the audited consolidated balance sheets dated September 30, 2004 included in Netopia, Inc.’s 2004 Annual Report on Form 10-K for the fiscal year ended September 30, 2004.